Global Atlantic Portfolios

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

(the “Portfolio”)

Class II Shares

Supplement dated October 11, 2024

to the Summary Prospectus

dated May 1, 2024, as supplemented (the “Summary Prospectus”)

Class II Shares

Effective September 30, 2024, Nicholas P.B. Getaz and Sonal Desai will no longer serve as portfolio managers of the Portfolio. Also, effective September 30, 2024, Michael Salm will serve as a portfolio manager for the capital appreciation and income portion of the Portfolio. Accordingly, effective immediately, all references to Mr. Getaz and Dr. Desai in the Summary Prospectus are deleted in their entirety. Matt Quinlan, Amritha Kasturirangan, Nayan Sheth, Patrick Klein, Tina Chou, and Thomas Runkel (with respect to the capital appreciation and income portion) and Adam Schenck and Maria Schiopu (with respect to the managed risk portion) will continue to serve as portfolio managers for the Portfolio.

The information under the heading “MANAGEMENT” for the Portfolio is updated to include the following row below the row for Mr. Klein:

Michael Salm	Senior Vice President and Portfolio Manager for Franklin Templeton Fixed Income Group of Franklin Advisers	September 30, 2024

This Supplement and the Summary Prospectus, Prospectus, and Statement of Additional Information provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling 877-355-1820.

Please retain this Supplement for future reference.

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